Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

← Post Reply

Figure Markets
@FigureMarkets

Earning 9% lending against blockchain RWAs with hourly liquidity sounds too good to be true, right?

But on Figure Markets, it's real. A dive into where the yield comes from & how our YLDS-HELOC Lending Pool works 🧵



9%
BACKED BY REAL
CASH FLOW
9.0%
Figure
Markets

10:39 AM · Jun 30, 2025 · 77 Views

1 2 1

Post your reply Reply

Figure Markets @FigureMarkets · 5m

2/

The YLDS-HELOC Lending Pool currently holds over $12 million in Home Equity Loans (HELOCs) originated by @Figure on the Provenance Blockchain. Figure has originated over $15 billion in loans to date. Traditionally, these loans are securitized and sold to institutional

Show more

1 6

Figure Markets @FigureMarkets · 5m

3/

Who is @Figure? Figure became the first company to use blockchain technology to transform the home equity lending market by issuing loans directly on-chain. Today, that early investment in infrastructure is paying off. By removing intermediaries, their use of blockchain has

Show more

1 4

Figure Markets @FigureMarkets · 5m

4/

So what's the risk? There are a series of steps taken to protect lenders from loss, though loss could happen. First, @Figure is limited to borrowing 90% of the total amount of loans posted as collateral, so there is excess collateral to the lender. Second, Figure is committed

Show more

1 2

Figure Markets @FigureMarkets · 5m

5/

Let's walk through a contextual example:

A social media intern gets a HELOC loan from Figure at 9.5% so he can build a new pool in his backyard. That loan is then added to Democratized Prime, where Figure uses it as collateral to borrow cash. The intern's neighbor lends his

Show more

1 · 5

Figure Markets @FigureMarkets · 5m

6/

So what does the product look like in the long term? Figure will continue to bring loans into the marketplace, while standing up a corresponding AMM for transparent loan trading. We are working with other institutional borrowers who will want to put their loans and assets up

Show more

1 · 1

Figure Markets @FigureMarkets · 5m

7/

The future of borrowing and lending is on Democratized Prime. Get started with a few quick steps:

- Signup & Deposit
- Pick a lending pool here: figuremarkets.com/c/democratized...
- Set your rates, amount and earn

1 · 1 · 44

Figure Markets @FigureMarkets · 5m

8/

The 9% rate referenced is not guaranteed and subject to change as new offers are placed. Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.

More information on the loan pool, specifically the aggregated HELOC Credit Profile for borrowers can be found here: figuremarkets.com/disclosures/he...

Participation in the mentioned lending pool within Demo Prime is exclusively conducted using YLDS. YLDS must be purchased prior to participating in the lending pool. No other tokens or currencies (including USD or USDC) can be used for lending in this pool.

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. More information about YLDS and FCC can be found here: figuremarkets.com/disclosures/fi...

Figure Lending LLC dba Figure. NMLS 1717824. Terms apply. Visit Figure.com for more information.

44